UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 8, 2004
                                                         ---------------


                                  ICEWEB, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-27866                 13-2640971
 ----------------------------    ------------------------    -------------------
 (State of other jurisdiction    (Commission File Number)      (IRS Employer
       or incorporation)                                     Identification No.)


               205 Van Buren Street, Suite 420, Herndon, VA 20170
               --------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (703) 964-8000
                                                           --------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 8.01 Other Events.

          On October 8, 2004, IceWEB, Inc. disseminated a press release, a copy of which is attached hereto as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits

                99.1    Press Release dated October 8, 2004



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
                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ICEWEB INC.



                                        By: /s/ John Signorello
                                            -------------------
                                            John Signorello
                                            Chief Executive Officer


DATED:    October 8, 2004




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